Fees Summary	Jan. 28, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 5,165.61
Total Fee Amount	5,165.61
Total Transaction Valuation	33,740,112.18
Total Offset Amount	0.00
Net Fee	$ 0.00